Northwestern Mutual Series Fund, Inc.

Supplement Dated February 28, 2013

to the

Statutory Prospectus Dated May 1, 2012

The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Series Fund”) dated May 1, 2012, as supplemented on May 22, 2012, June 29, 2012, July 10, 2012, August 14, 2012, August 29, 2012, December 10, 2012, January 2, 2013 and February 4, 2013 (the “Prospectus”). You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

Large Cap Blend Portfolio Manager Update

Effective February 1, 2013, Ted D. Kellner is no longer a member of the Portfolio Management Committee of Fiduciary Management, Inc. that provides day-to-day management of the Large Cap Blend Portfolio. All references to Mr. Kellner in the Prospectus are hereby deleted.

Update on Information Relating to the Sub-Advisory Structure for the International Growth Portfolio

Effective February 21, 2013, the Board of Directors of the Series Fund approved the appointment by Janus Capital Management LLC, sub-adviser to the Series Fund’s International Growth Portfolio, of Janus Capital Singapore Pte. Limited as an additional sub-adviser to make day-to-day investment decisions for the Portfolio. Accordingly, the summary for the International Growth Portfolio contained in the Prospectus is hereby amended as of such date to replace the corresponding information in the “PORTFOLIO MANAGEMENT” section with the following information:

“Sub-Advisers: Janus Capital Management LLC (Janus) and Janus Capital Singapore Pte. Limited (Janus Singapore)

Portfolio Managers: Julian McManus, Co-Portfolio Manager of Janus, joined Janus in 2004 and has been co-portfolio manager of the Portfolio since September 2010.

Guy Scott, Co-Portfolio Manager of Janus, joined Janus in 2007 and has been co-portfolio manager of the Portfolio since September 2010.

Carmel Wellso, Portfolio Manager of Janus Singapore since 2013, joined Janus in 2008, and has been co-portfolio manager of the Portfolio since September 2010.”

In addition, the information about Janus Capital Management LLC contained in the “The Sub-Advisers” sub-section of the Prospectus section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS,” shall be replaced as of such date with the following:

“Janus Capital Management LLC (“Janus”), 151 Detroit Street, Denver, Colorado 80206, is the sub-adviser for the Focused Appreciation Portfolio and the International Growth Portfolio. Janus has appointed Janus Capital Singapore Pte. Limited (“Janus Singapore”), 8 Shenton Way, #36-02 AXA Tower, Singapore 068811, as an additional sub-adviser to make day-to-day investment decisions for the International Growth Portfolio. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. Janus Singapore is a wholly-owned indirect subsidiary of JCGI. Janus Singapore provides Janus with investment management advice and assistance, including the portfolio management services of Carmel Wellso while she remains employed by Janus Singapore.”

In addition, the following information replaces the corresponding information under the “International Growth Portfolio” paragraph of the “Portfolio Managers” sub-section of the Prospectus section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS:”

“Julian McManus, Co-Portfolio Manager of Janus, has been co-portfolio manager of the Portfolio since September 2010. Mr. McManus joined Janus in 2004, is an equity research analyst and also manages other Janus accounts.

Guy Scott, Co-Portfolio Manager of Janus, has been co-portfolio manager of the Portfolio since September 2010. Mr. Scott joined Janus in 2007 as a research analyst. He also manages other Janus accounts.

Carmel Wellso, Portfolio Manager of Janus Singapore, has been co-portfolio manager of the Portfolio since September 2010. Ms. Wellso joined Janus in 2008 as a research analyst. She joined Janus Singapore in 2013. Ms. Wellso also manages other Janus accounts.”

Potential Substitution of the Commodities Return Strategy Portfolio

The Northwestern Mutual Life Insurance Company is in the process of requesting the approval of the Securities and Exchange Commission (“SEC”) to substitute an unaffiliated mutual fund for the Commodities Return Strategy Portfolio (“Commodities Portfolio”) in its variable insurance products. The Commodities Portfolio is expected to dissolve immediately following the effectiveness of such substitution, which is dependent upon the receipt of appropriate relief from the SEC. The Commodities Portfolio may liquidate all or a portion of its assets in advance of the substitution. This may impact the ability of the Portfolio to pursue its principal investment strategy of providing exposure to the return of the commodities markets for a limited period of time. In addition, the Commodities Portfolio may be closed to new investments for a time. You will be provided with advance notice of any intent to close the Commodities Portfolio to new investments.

Northwestern Mutual Series Fund, Inc.

International Growth Portfolio

Supplement Dated February 28, 2013

to the

Summary Prospectus for the International Growth Portfolio Dated May 1, 2012

The following information supplements the Summary Prospectus for the International Growth Portfolio of Northwestern Mutual Series Fund, Inc. (“Series Fund”) dated May 1, 2012 (the “Summary Prospectus”), a copy of which you have already received. You should read this Supplement together with the Summary Prospectus. Please retain this Supplement for future reference.

Update on Information Relating to the Sub-Advisory Structure

Effective February 21, 2013, the Board of Directors of the Series Fund approved the appointment by Janus Capital Management LLC, sub-adviser to the Series Fund’s International Growth Portfolio, of Janus Capital Singapore Pte. Limited as an additional sub-adviser to make day-to-day investment decisions for the Portfolio. Accordingly, the Summary Prospectus for the International Growth Portfolio is hereby amended as of such date to replace the corresponding information in the “PORTFOLIO MANAGEMENT” section with the following information:

“Sub-Advisers: Janus Capital Management LLC (Janus) and Janus Capital Singapore Pte. Limited (Janus Singapore)

Portfolio Managers: Julian McManus, Co-Portfolio Manager of Janus, joined Janus in 2004 and has been co-portfolio manager of the Portfolio since September 2010.

Guy Scott, Co-Portfolio Manager of Janus, joined Janus in 2007 and has been co-portfolio manager of the Portfolio since September 2010.

Carmel Wellso, Portfolio Manager of Janus Singapore since 2013, joined Janus in 2008, and has been co-portfolio manager of the Portfolio since September 2010.”

Northwestern Mutual Series Fund, Inc.

Large Cap Blend Portfolio

Supplement Dated February 28, 2013

to the

Summary Prospectus for the Large Cap Blend Portfolio Dated May 1, 2012

The following information supplements the Summary Prospectus for the Large Cap Blend Portfolio of Northwestern Mutual Series Fund, Inc. dated May 1, 2012 (the “Summary Prospectus”), as supplemented on August 29, 2012, a copy of which you have already received. You should read this Supplement together with the Summary Prospectus. Please retain this Supplement for future reference.

Portfolio Manager Update

Effective February 1, 2013, Ted D. Kellner is no longer a member of the Portfolio Management Committee of Fiduciary Management, Inc. that provides day-to-day management of the Large Cap Blend Portfolio. All references to Mr. Kellner in the Summary Prospectus are hereby deleted.